Other Long-term Assets	12 Months Ended
Dec. 31, 2019
Other Long-term Assets
Other Long-term Assets
11.	Other Long-term Assets

The following is a summary of other long-term assets (in thousands):

	December 31,	December 31,
	2018	2019
	RMB
Copyrights, licenses and domain names	2,461,377	3,639,211
Long-term receivable	—	1,599,524
Staff housing loans	98,244	71,997
Non-current deposits	105,984	140,869
Others	264,464	215,009
	2,930,069	5,666,610

Balances of copyrights and licenses represents prepaid minimum royalties for exploitation of related intellectual properties, which was amortized over the term of the respective licensing agreements or estimated amortization periods.

Balance of long-term receivable represents receivables from Alibaba for disposal of Kaola which was expected to receive in two years.

The Group made housing loans to its employees (excluding executive officers) for house purchases via a third-party commercial bank in China. Each individual staff housing loan is collateralized either by the property for which the loan is extended or by approved personal guarantees for the loan amount granted. The repayment term is five years from the date of drawdown. The interest rate is fixed varying from 1.5% to 4.75% per annum for the years ended December 31, 2018 and 2019, respectively. The outstanding portion of the staff housing loans repayable within 12 months as of December 31, 2018 and 2019 amounted to approximately RMB43.1 million and RMB43.0 million, respectively, and are reported under prepayments and other current assets in the consolidated balance sheets (see Note 5).